UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                  April 3, 2006

                           Kronos International, Inc.
             (Exact name of Registrant as specified in its charter)

   Delaware                        333-100047                   22-2949593
(State or other                   (Commission                  (IRS Employer
 jurisdiction of                  File Number)                 Identification
 incorporation)                                                     No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas                         75240-2697
(Address of principal executive offices)                            (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 9.01 Financial Statements and Exhibits.

     The registrant hereby incorporates by reference the information filed under these same items in the Current Report on Form 8-K filed by Kronos Worldwide, Inc., a Delaware Corporation (Commission File No. 1-31763), on April 3, 2006.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kronos International, Inc.
                                         (Registrant)




                                   By: /s/ Gregory M. Swalwell
                                       ----------------------------
                                       Gregory M. Swalwell
                                       Vice   President,   Finance  and
                                       Chief  Financial Officer




Date:  April 3, 2006